UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2008

NEONODE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Warfvingesväg 45, SE-112 51 Stockholm, Sweden 4000 Executive Parkway, Suite 200, San Ramon, CA.	94583
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +468 678 18 50 — Sweden (925) 355-7700 — USA

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2008, the Company’s Board of Directors approved paying Per Bystedt’s a salary of 100,000 SEK (Swedish Krona’s) (approximately $16,000) per month beginning July 1, 2008, along with the normal and customary benefits given to other employees as long as he serves as interim Chief Executive Officer (CEO). Mr. Bystedt’s director compensation totaling $2,500 per months will be suspended during the period that he serves as the interim CEO of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 12, 2008

Neonode Inc.

By:	/s/ David Brunton
David Brunton
Chief Financial Officer